UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective November 16, 2009, Rowan Companies, Inc. (the “Company”), entered into an obligation purchase agreement with Citigroup Global Markets Inc., relating to the issuance and sale of $124,859,000 United States Government Guaranteed Ship Financing Obligations, Gorilla VIII Series, 3.158% Fixed Rate Note due July 15, 2021 in an exempt offering (the “New Note”) to refinance the floating rate obligation (“Prior Note”) used to finance the construction cost of the Bob Palmer offshore drilling rig.  Other than the interest rate, the New Note has the same material terms and conditions as the Prior Note.  The proceeds from the New Note will be used to redeem the Prior Note.

The obligation purchase agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, other obligations of the parties and termination provisions.   The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On November 24, 2009, the Company successfully completed the issuance and sale of the New Note to refinance the Prior Note. Interest on the Notes is payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2010. The New Note will mature on July 15, 2021.  The New Note will be subject to semi-annual redemption at 100% of its principal amount, plus accrued interest, through the operation of a mandatory redemption schedule and through certain mandatory and optional redemptions. The Notes are the Company’s senior secured obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rowan Companies, Inc.

By:	/s/ William H. Wells
Name:	William H. Wells
Title:	Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

Date: November 24, 2009

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1
Amendment No. 1 dated November 24, 2009, to the Commitment to Guarantee Obligations between Rowan and the Maritime Administration of the U.S. Department of Transportation (relating to the Bob Palmer, formerly Gorilla VIII)

10.2	Supplement No. 2 dated November 24, 2009, to Trust Indenture between Rowan and Manufacturers and Traders Trust Company (relating to the Bob Palmer, formerly Gorilla VII)

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Exhibit Index

10.1
Amendment No. 1 dated November 24, 2009, to the Commitment to Guarantee Obligations between Rowan and the Maritime Administration of the U.S. Department of Transportation (relating to the Bob Palmer, formerly Gorilla VIII)

10.2	Supplement No. 2 dated November 24, 2009, to Trust Indenture between Rowan and Manufacturers and Traders Trust Company (relating to the Bob Palmer, formerly Gorilla VII)

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